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OPPENHEIMER NEW JERSEY MUNICIPAL FUND
Annual Report July 31, 1997





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OPPENHEIMERFUNDS/SM/
THE RIGHT WAY TO INVEST

This Fund is for NEW JERSEY residents who need a source of income that's EXEMPT from current TAXES.

-----
YIELD
-----
STANDARDIZED YIELDS(4)
For the 30 Days Ended 7/31/97:
Class A
3.91%
Class B
3.37%
Class C
3.37%

----------------
BEAT THE AVERAGE
----------------
Total Return for the 1-Year Period
Ended 7/31/97:

Oppenheimer New Jersey
Municipal Fund Class A shares
(at net asset value)(2)
-----
9.99%
-----

Lipper New Jersey Municipal Debt
Fund Average for 57 New Jersey
Municipal Debt Funds as of 7/31/97(5)
-----
9.18%
-----

------------------------
HOW YOUR FUND IS MANAGED
------------------------
Oppenheimer New Jersey Municipal Fund invests in a diversified portfolio of New Jersey municipal bonds. As a Fund shareholder, you receive income that is free from federal and New Jersey income taxes(1). Your dividends don't increase your taxable income the way taxable investments do, so you can keep more of what you earn.

-----------
PERFORMANCE
-----------
Total returns for the twelve months ended 7/31/97 were 9.99% for Class A shares, 9.18% for Class B shares and 9.11% for Class C shares, without deducting sales charges.(2)

Your Fund's average annual total returns for Class A shares for the 1-year period ended 6/30/97 and since inception on 3/1/94 were 2.70% and 3.75%, respectively. For Class B shares, average annual total returns for the 1-year period ended 6/30/97 and since inception on 3/1/94 were 1.92% and 3.63%, respectively. For Class C shares, average annual total returns for the 1-year period ended 6/30/97 and since inception on 8/29/95 were 5.84% and 6.26%, respectively.(3)

-------
OUTLOOK
-------
"We believe the Fund should continue to be a relatively high yield, low volatility tax-exempt investment vehicle for New Jersey investors."
                                              Caryn Halbrecht, Portfolio Manager
                                                                   July 31, 1997

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.
1. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.
2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
3. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares were first publicly offered on 3/1/94. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception on 3/1/94). Class C returns include the contingent deferred sales charge of 1% for the 1-year result. Class C shares were first offered on 8/29/95. An explanation of the different performance calculations is in the Fund's prospectus.
4. Standardized yield is based on net investment income for the 30-day period ended 7/31/97. Falling net asset values will tend to artificially raise yields.
5. Source: Lipper Analytical Services, 7/31/97. The Lipper average is shown for comparative purposes only. Oppenheimer New Jersey Municipal Fund is characterized by Lipper as a New Jersey municipal debt fund. Lipper performance is based on total return and does not take sales charges into account.

    2   Oppenheimer New Jersey Municipal Fund

BRIDGET A. MACASKILL
President
Oppenheimer
New Jersey Municipal Fund

DEAR SHAREHOLDER,

As we consider the world's financial markets over the past twelve months, some global trends emerge. For example, inflation has hit its lowest level in three decades worldwide, which has helped spur many bullish financial markets. The United States has been a beneficiary of this low-inflation environment, as well as a strong dollar, robust corporate earnings and a healthy economy. However, many financial analysts are now concerned that the United States has reached a point in the business cycle where earnings could decline because companies are unable to further reduce costs.
         On the other hand, a wave of corporate restructuring throughout Europe has resulted in some exciting changes and opportunities. Because a similar restructuring took place in the United States ten years ago, European companies have been able to enjoy the benefit of hindsight by following our footsteps. Latin America, too, has begun to shift its economies more toward the U.S. capitalist model and has reported positive earnings growth along the way.
         With major changes occurring in today's economies around the globe, it's more important than ever to maintain a diversified portfolio across different countries and market sectors. Now is the time to speak to your financial adviser to ensure that your assets are allocated properly, so you have the opportunity to benefit from investments in both domestic and international funds. It's important to remember that investing abroad can involve greater risk and expenses including political and economic uncertainties and should be undertaken with a long-term approach in mind.
         To keep in touch with our views on the markets, visit our website, WWW.OPPENHEIMERFUNDS.COM, where you can access your account information and fund performance data, 24 hours a day. The site also features prospectuses, timely market updates and insightful commentaries. Our new shareholder reports and presence on the Internet are just two examples of our commitment to keeping you well informed.
         Thank you for your confidence in OppenheimerFunds, THE RIGHT WAY TO INVEST. We look forward to helping you reach your investment goals in the future.


/s/Bridget A. Macaskill

Bridget A. Macaskill


August 21, 1997

    3   Oppenheimer New Jersey Municipal Fund

CARYN HALBRECHT
Portfolio Manger

Q+A

AN INTERVIEW WITH YOUR FUND'S MANAGERS.

HOW HAS THE FUND PERFORMED?
Oppenheimer New Jersey Municipal Fund's Class A shares continued to deliver strong performance, providing a total rate of return, before sales charges, of 9.99% for the one-year period ended July 31, 1997.(1) This placed the Fund's Class A shares in the top quartile of its peers--9th among the 57 New Jersey municipal debt funds ranked by Lipper Analytical Services for the one-year period ended July 31, 1997.(2)

This high-ranking performance was the result of our successful management of duration (a measure of sensitivity to interest rate changes) in the face of the changing market.

WHAT FACTORS AFFECTED THE PERFORMANCE OF THE FUND?
In March, we shortened the Fund's durations in anticipation of a short-term interest rate tightening by the Federal Reserve. This rate hike did occur and resulted in several subsequent market setbacks. By mid-April, many investors were concerned that economic growth might spur inflation and, as a result, bond yields began to rise steadily. However, by mid-May, inflation appeared to be held in check, and yields dropped by 60 basis points--despite strong growth in the first quarter.

As the muni market stabilized in April and rallied in May, we began lengthening durations accordingly. By shifting our durations we were in a good position to take advantage of both the rise and fall in rates.

WHAT AREAS ARE YOU CURRENTLY TARGETING?
We continue to concentrate on "cushion bonds," which offer relatively high coupons, high current yield and low price volatility. By definition, cushion bonds are callable bonds that earn a coupon above current market interest rates and are selling for a premium. As interest rates rise, these bonds lose less of their value and as rates fall, they gain less in value, making them suitable for conservative investors interested in high income.

We are also currently pursuing "story bonds," where available--and where the spread compensates investors adequately for the risk. Story bonds are so named because they are securities with values or features so complex that usually a "story" is required to explain their merits to investors.

WHAT SIGNIFICANT TRENDS COULD AFFECT THE NEW JERSEY MUNICIPAL BOND MARKET?
At the end of 1997, a New Jersey state law that subsidizes hospitals providing charity care will expire. Fortunately, because the Fund's healthcare exposure is concentrated in well-managed financially sound hospitals, we will be less vulnerable to this state cutback as well as other similar governmental cost-saving measures.

In addition, New Jersey hasn't decided how it will address the recent court decision that deemed "flow control" for sewer utilities as unconstitutional. Prior to this ruling, the Fund successfully avoided the whole solid waste sector in New Jersey. Going forward, as the state further clarifies its intentions, we will carefully watch for potential opportunities in this sector.

WHAT IS YOUR OVERALL OUTLOOK FOR THE FUND?
We are very optimistic about the Fund for the remainder of 1997. Positive factors for the Fund include the current record-low inflation, a shrinking federal budget deficit and a manageable municipal supply.

Due to its generally conservative posture, we believe the Fund should continue to be a relatively high yield, low volatility tax-exempt investment vehicle for New Jersey investors.//

1. Includes change in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
2. Source: Lipper Analytical Services, 7/31/97. The Lipper average is shown for comparative purposes only. Oppenheimer New Jersey Municipal Fund is characterized by Lipper as a New Jersey municipal debt fund. Lipper performance is based on total return and does not take sales charges into account.


   4   Oppenheimer New Jersey Municipal Fund

======================================
STATEMENT OF INVESTMENTS JULY 31, 1997

                                                                      RATINGS:  MOODY'S/
                                                                      S&P/FITCH                  FACE               MARKET VALUE
                                                                      (UNAUDITED)                AMOUNT             SEE NOTE 1
===============================================================================================================================
MUNICIPAL BONDS AND NOTES - 99.1%
-------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY - 90.3%
Bayonne, NJ GOB, FGIC Insured, 6%, 5/1/13                             Aaa/AAA/AAA                $  100,000         $  106,803
-------------------------------------------------------------------------------------------------------------------------------
Bergen Cnty., NJ MUAU Water PC RB, Prerefunded,
Series A, FGIC Insured, 6.50%, 12/15/12                               Aaa/AAA/AAA                   400,000            447,136
-------------------------------------------------------------------------------------------------------------------------------
Camden Cnty., NJ MUAU Sewer RB, Unrefunded Balance,
FGIC Insured, 8.125%, 12/1/07                                         Aaa/AAA                       245,000            253,759
-------------------------------------------------------------------------------------------------------------------------------
DE River Joint Toll Bridge Commission RB, Interstate 78,
Prerefunded, FGIC Insured, 7.80%, 7/1/18                              Aaa/AAA/AAA                   175,000            184,732
-------------------------------------------------------------------------------------------------------------------------------
DE River Port Authority RB, FGIC Insured, 5.50%, 1/1/26               Aaa/AAA/AAA                 1,000,000          1,019,810
-------------------------------------------------------------------------------------------------------------------------------
DE River Port Authority RRB, Delaware River Bridges,
AMBAC Insured, 7.375%, 1/1/07                                         Aaa/AAA/AAA                   750,000            799,102
-------------------------------------------------------------------------------------------------------------------------------
East Orange, NJ GOB, FSA Insured, 8.40%, 8/1/06                       Aaa/AAA                     1,000,000          1,281,400
-------------------------------------------------------------------------------------------------------------------------------
Essex Cnty., NJ Improvement Authority Lease RB,
Prerefunded, AMBAC Insured, 7%, 12/1/20                               Aaa/AAA/AAA                   150,000            166,407
-------------------------------------------------------------------------------------------------------------------------------
Essex Cnty., NJ Improvement Authority RB, Utility System-
Orange Franchise, Series A, MBIA Insured, 5.75%, 7/1/27               Aaa/AAA                     1,000,000          1,044,480
-------------------------------------------------------------------------------------------------------------------------------
Hoboken, Union City & Weehawken, NJ Sewer Authority
RB, Prerefunded, MBIA Insured, 7.25%, 8/1/19                          Aaa/AAA                     1,770,000          1,914,910
-------------------------------------------------------------------------------------------------------------------------------
Hoboken, Union City & Weehawken, NJ Sewer Authority
RRB, MBIA Insured, 6.20%, 8/1/19                                      Aaa/AAA                        85,000             92,090
-------------------------------------------------------------------------------------------------------------------------------
Hudson Cnty., NJ COP, Correctional Facility
Improvements, Prerefunded, BIG Insured, 7.60%, 12/1/21                Aaa/AAA                       900,000            960,516
-------------------------------------------------------------------------------------------------------------------------------
Hudson Cnty., NJ MUAU System RB, Prerefunded,
11.875%, 7/1/06                                                       Aaa/AAA                       520,000            670,514
-------------------------------------------------------------------------------------------------------------------------------
Lacey, NJ MUAU Water RB, Prerefunded, BIG Insured,
7%, 12/1/16                                                           Aaa/AAA                       500,000            542,940
-------------------------------------------------------------------------------------------------------------------------------
Mercer Cnty., NJ Improvement Authority RB, Justice
Complex Project, 6.05%, 1/1/11                                        Aa/AA-                        250,000            250,125
-------------------------------------------------------------------------------------------------------------------------------
New Brunswick, NJ Parking Authority RRB, Series A,
FGIC Insured, 6.50%, 9/1/19                                           Aaa/AAA                       150,000            166,243
-------------------------------------------------------------------------------------------------------------------------------
Newark, NJ GOB, Additional State School Building
Aid, 10%, 6/1/03                                                      A/AA                          720,000            920,254
-------------------------------------------------------------------------------------------------------------------------------
NJ EDAU PC RB, Public Service Electric & Gas Co.
Project, Series A, MBIA Insured, 6.40%, 5/1/32                        Aaa/AAA                       500,000            545,900
-------------------------------------------------------------------------------------------------------------------------------
NJ EDAU RB, Market Transition Facility, Series A,
MBIA Insured, 7%, 7/1/03                                              Aaa/AAA                     1,250,000          1,419,712
-------------------------------------------------------------------------------------------------------------------------------
NJ EDAU Water Facilities RB, American Water Co., Inc.
Project, Series A, FGIC Insured, 6.875%, 11/1/34                      Aaa/AAA/AAA                   500,000            564,675
-------------------------------------------------------------------------------------------------------------------------------
NJ Educational FA RRB, Monmouth University, Series C,
5.80%, 7/1/22                                                         Baa2/BBB                    1,000,000          1,020,660
-------------------------------------------------------------------------------------------------------------------------------
NJ GOB, Series D, 8%, 2/15/07                                         Aa1/AA+/AA+                   400,000            507,600



      5     Oppenheimer New Jersey Municipal Fund

====================================
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                      RATINGS:  MOODY'S/
                                                                      S&P/FITCH                  FACE               MARKET VALUE
                                                                      (UNAUDITED)                AMOUNT             SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY (CONTINUED)
NJ HCF FAU RB:
Centrastate Medical Center, Series A, AMBAC Insured,
6%, 7/1/21                                                            Aaa/AAA/AAA            $      100,000         $  103,118
Columbus Hospital, Series A, 7.50%, 7/1/21                            Baa3/BBB-                   1,000,000          1,077,380
Southern Ocean Cnty. Hospital, Series A, 6.25%, 7/1/23                Baa/NR/BBB                  1,000,000          1,042,090
St. Elizabeth Hospital Obligation Group, 6%, 7/1/20                   Baa3/BBB                    1,000,000          1,033,510
St. Josephs Hospital & Medical Center, Series A,
Connie Lee Insured, 6%, 7/1/26                                        NR/AAA/A-                     750,000            799,462
-------------------------------------------------------------------------------------------------------------------------------
NJ HFAU RRB, Dover General Hospital & Medical Center,
MBIA Insured, 7%, 7/1/03                                              Aaa/AAA                     1,000,000          1,138,560
-------------------------------------------------------------------------------------------------------------------------------
NJ Mtg. & HFA MH RB, Series A, AMBAC Insured,
6.25%, 5/1/28                                                         Aaa/AAA                     1,000,000          1,042,010
-------------------------------------------------------------------------------------------------------------------------------
NJ Mtg. & HFA RB:
Home Buyer, Series J, MBIA Insured, 6.20%, 10/1/25                    Aaa/AAA                       200,000            207,992
Series S, MBIA Insured, 6.05%, 10/1/28                                Aaa/AAA                     1,000,000          1,037,210
-------------------------------------------------------------------------------------------------------------------------------
NJ Mtg. & HFA RRB, Series 1, 6.70%, 11/1/28                           NR/A+                         150,000            159,502
-------------------------------------------------------------------------------------------------------------------------------
NJ Sports & Exposition Authority RB, Convention Center
Luxury Tax, Series A, MBIA Insured, 6.25%, 7/1/20                     Aaa/AAA                        80,000             86,767
-------------------------------------------------------------------------------------------------------------------------------
NJ Transportation Trust Fund Authority RB,
Transportation System, Series B, 5%, 6/15/17                          Aa3/A+/AA                   1,000,000            981,420
-------------------------------------------------------------------------------------------------------------------------------
NJ Turnpike Authority RRB, Series C:
6.50%, 1/1/16                                                         Baa1/BBB+/A-                  950,000          1,095,170
MBIA Insured, 6.50%, 1/1/09                                           Aaa/AAA                     1,000,000          1,171,130
-------------------------------------------------------------------------------------------------------------------------------
NJ Wastewater Treatment Trust RRB, Series A,
MBIA Insured, 7%, 9/1/07(1)                                           Aaa/AAA/AAA                   810,000            972,656
-------------------------------------------------------------------------------------------------------------------------------
North Brunswick Township, NJ GOB, 6.40%, 5/15/08                      A1/A+                         500,000            545,385
-------------------------------------------------------------------------------------------------------------------------------
North Jersey District Water Supply RRB, Wanaque North
Project, Series A, MBIA Insured, 5.125%, 11/15/21                     Aaa/AAA                     1,000,000            986,930
-------------------------------------------------------------------------------------------------------------------------------
Ocean Cnty., NJ GOB:
7.40%, 10/15/00                                                       Aa2/AA-/AA                  1,400,000          1,541,316
7.50%, 10/15/01                                                       Aa2/AA-/AA                    500,000            565,530
-------------------------------------------------------------------------------------------------------------------------------
PAUNYNJ Consolidated RB:
69th Series, 7.125%, 6/1/25                                           A1/AA-/AA-                    600,000            651,372
94th Series, 6%, 12/1/14                                              A1/AA-/AA-                    200,000            214,038
-------------------------------------------------------------------------------------------------------------------------------
PAUNYNJ RRB, Prerefunded, Seventy-Second Series,
7.35%, 10/1/27                                                        A1/AA-                        470,000            543,179
-------------------------------------------------------------------------------------------------------------------------------
PAUNYNJ Special Obligation RB, JFK International Air
Terminal, Series 6, MBIA Insured, 7%, 12/1/12                         Aaa/AAA                     2,000,000          2,431,900
-------------------------------------------------------------------------------------------------------------------------------
PAUNYNJ Special Obligation RRB, KIAC-4 Project, 5th
Installment, 6.75%, 10/1/19                                           NR/NR                         900,000            977,184
-------------------------------------------------------------------------------------------------------------------------------
Pennsauken Township, NJ BOE COP, BIG Insured,
Prerefunded, 7.70%, 7/15/09                                           Aaa/AAA                       500,000            544,450
-------------------------------------------------------------------------------------------------------------------------------
Sussex Cnty., NJ General Improvement GOB, AMBAC
Insured, 6%, 4/1/07                                                   Aaa/AAA/AAA                   135,000            145,800
                                                                                                                   ------------
                                                                                                                    35,974,829

      6     Oppenheimer New Jersey Municipal Fund

====================================
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                      RATINGS:  MOODY'S/
                                                                      S&P/FITCH                  FACE              MARKET VALUE
                                                                      (UNAUDITED)                AMOUNT            SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS - 8.8%
-------------------------------------------------------------------------------------------------------------------------------

Guam PAU RB, Series A, 6.30%, 10/1/22                                 NR/BBB                     $  185,000        $   193,096
-------------------------------------------------------------------------------------------------------------------------------
PR Commonwealth Aqueduct & Sewer Authority RB,
Escrowed to Maturity, 10.25%, 7/1/09                                  Aaa/AAA                       460,000            649,874
-------------------------------------------------------------------------------------------------------------------------------
PR Commonwealth HTAU RB, Series Y, 5%, 7/1/36                         Baa1/A                      1,000,000            957,080
-------------------------------------------------------------------------------------------------------------------------------
PR Commonwealth HTAU RRB, Series V, 6.625%, 7/1/12                    Baa1/A                        300,000            330,183
-------------------------------------------------------------------------------------------------------------------------------
PR EPAU RB, Unrefunded Balance, Series O, 7.125%,
7/1/14                                                                Baa1/BBB+                     540,000            579,674
-------------------------------------------------------------------------------------------------------------------------------
PR Industrial Tourist Educational Medical &
Environmental Control Facilities RB, Polytechnic
University Project, Series A, 6.50%, 8/1/24                           NR/BBB-                       415,000            451,346
-------------------------------------------------------------------------------------------------------------------------------
Virgin Islands Housing FAU Single Family RRB, Series A,
6.50%, 3/1/25                                                         NR/AAA                        350,000            368,323
                                                                                                                   ------------
                                                                                                                     3,529,576
                                                                                                                   ------------

Total Municipal Bonds and Notes (Cost $38,067,160)                                                                  39,504,405

                                                               DATE   STRIKE                     CONTRACTS
===============================================================================================================================
CALL OPTIONS PURCHASED - 0.1%
-------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 30 yr. Futures, 12/97 Call Opt.
(Cost $21,044)                                                 11/97  $120                               36             31,500
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $38,088,205)                                                         99.2%        39,535,905
-------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                         0.8            299,812
                                                                                                 ----------        ------------
NET ASSETS                                                                                            100.0%       $39,835,717
                                                                                                 ==========        ============

To simplify the listings of securities abbreviations are used per the table below:

BOE  - Board of Education                  HFAU - Health Facilities Authority
COP  - Certificates of Participation       HTAU - Highway & Transportation Authority
EDAU -Economic Development Authority       MH - Multifamily Housing
EPAU - Electric Power Authority            MUAU - Municipal Utilities Authority
FA - Facilities Authority                  PAUNYNJ - Port Authority of New York & New Jersey
FAU - Finance Authority                    PAU - Power Authority
GOB - General Obligation Bonds             PC - Pollution Control
HCF - Health Care Facilities               RB - Revenue Bonds
HFA - Housing Finance Agency               RRB - Revenue Refunding Bonds

1. Securities with an aggregate market value of $120,081 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

As of July 31, 1997, securities subject to the alternative minimum tax amount to $7,175,194 or 18.01% of the Fund's net assets.


      7     Oppenheimer New Jersey Municipal Fund


====================================
STATEMENT OF INVESTMENTS (CONTINUED)


Distribution of investments by industry, as a percentage of total investments at value, is as follows:
INDUSTRY                                                                                        MARKET VALUE               PERCENT
--------                                                                                        ------------               -------
Highways                                                                                        $ 6,704,870                 17.0%
Hospital/Healthcare                                                                               5,194,121                 13.0
Marine/Aviation Facilities                                                                        4,817,673                 12.1
General Obligation                                                                                4,693,834                 11.9
Sewer Utilities                                                                                   3,233,415                  8.2
Telephone Utilities                                                                               2,478,546                  6.3
Lease Rental                                                                                      1,921,498                  4.9
Water Utilities                                                                                   1,863,328                  4.7
Single Family Housing                                                                             1,613,525                  4.1
Special Assessment                                                                                1,419,712                  3.6
Higher Education                                                                                  1,371,599                  3.5
Multi-Family Housing                                                                              1,201,513                  3.0
Education                                                                                         1,020,660                  2.6
Electric Utilities                                                                                  772,769                  2.0
Corporate Backed                                                                                    564,675                  1.4
Pollution Control                                                                                   545,900                  1.4
Sales Tax                                                                                            86,767                  0.2
Options-Treasury                                                                                     31,500                  0.1
                                                                                                ------------               -----
                                                                                                $39,535,905                100.0%
                                                                                                ============               =====

See accompanying Notes to Financial Statements.


      8     Oppenheimer New Jersey Municipal Fund

=================================================
STATEMENT OF ASSETS AND LIABILITIES JULY 31, 1997



=================================================================================================================
ASSETS
Investments, at value (cost $38,088,205) - see accompanying statement                                $39,535,905
-----------------------------------------------------------------------------------------------------------------
Cash                                                                                                     456,805
-----------------------------------------------------------------------------------------------------------------
Receivables:
Interest                                                                                                 515,020
Shares of beneficial interest sold                                                                       442,768
Daily variation on futures contracts - Note 5                                                             15,000
-----------------------------------------------------------------------------------------------------------------
Other                                                                                                      4,523
                                                                                                     ------------
Total assets                                                                                          40,970,021

=================================================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                                                    967,221
Dividends                                                                                                106,683
Trustees' fees - Note 1                                                                                   25,682
Distribution and service plan fees                                                                         4,470
Transfer and shareholder servicing agent fees                                                              1,492
Shares of beneficial interest redeemed                                                                       145
Other                                                                                                     28,611
                                                                                                     ------------
Total liabilities                                                                                      1,134,304

=================================================================================================================
NET ASSETS                                                                                           $39,835,717
                                                                                                     ============

=================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                      $38,271,428
-----------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                    (33,116)
-----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                                 113,767
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments - Notes 3 and 5                                             1,483,638
                                                                                                     ------------
Net assets                                                                                           $39,835,717
                                                                                                     ============

=================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$19,108,824 and 1,656,413 shares of beneficial interest outstanding)                                      $11.54
Maximum offering price per share (net asset value plus sales charge of 4.75% of
offering price)                                                                                           $12.12

-----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $18,646,741 and
1,617,360 shares of beneficial interest outstanding)                                                      $11.53

-----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,080,152 and
180,396 shares of beneficial interest outstanding)                                                        $11.53

See accompanying Notes to Financial Statements.

    9   Oppenheimer New Jersey Municipal Fund

========================================================
STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 1997

=================================================================================================================
INVESTMENT INCOME
Interest                                                                                              $1,775,867

=================================================================================================================
EXPENSES
Management fees - Note 4                                                                                 168,116
-----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees - Note 4:
Class A                                                                                                   32,884
Class B                                                                                                  131,200
Class C                                                                                                    7,431
-----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees - Note 4                                                    25,142
-----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       17,245
-----------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                   10,117
-----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                6,076
-----------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                                    2,280
Class B                                                                                                    2,661
Class C                                                                                                      403
-----------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                         3,482
-----------------------------------------------------------------------------------------------------------------
Other                                                                                                      1,059
                                                                                                      -----------
Total expenses                                                                                           408,096
                                                                                                      -----------
Less expenses paid indirectly - Note 4                                                                    (6,097)
Less reimbursement of expenses by OppenheimerFunds, Inc. - Note 4                                        (51,835)
                                                                                                      -----------

Net expenses                                                                                             350,164

=================================================================================================================
NET INVESTMENT INCOME                                                                                  1,425,703

=================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                                              (70,226)
Closing of futures contracts                                                                             220,854
                                                                                                      -----------

Net realized gain                                                                                        150,628
-----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                   1,262,319
                                                                                                      -----------

Net realized and unrealized gain                                                                       1,412,947

=================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $2,838,650
                                                                                                      ===========

See accompanying Notes to Financial Statements.

   10   Oppenheimer New Jersey Municipal Fund

===================================
STATEMENTS OF CHANGES IN NET ASSETS



                                                                                                                       YEAR ENDED
                                                                                   YEAR ENDED JULY 31,                 DECEMBER 31,
                                                                                   1997              1996(1)           1995
===================================================================================================================================
OPERATIONS
Net investment income                                                              $ 1,425,703       $   535,517       $   553,912
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                               150,628           (22,035)           14,709
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                1,262,319          (185,048)          698,858
                                                                                   ------------------------------------------------
Net increase in net assets resulting
from operations                                                                      2,838,650           328,434         1,267,479

===================================================================================================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A                                                                               (767,546)         (320,924)         (359,044)
Class B                                                                               (624,119)         (212,582)         (195,257)
Class C                                                                                (34,038)           (2,007)              (18)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                                (22,656)                  --         (7,650)
Class B                                                                                (21,623)                  --         (4,513)
Class C                                                                                   (684)                  --             (1)

===================================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from beneficial interest transactions
 - Note 2:
Class A                                                                              7,082,671         2,672,488         4,506,035
Class B                                                                              8,269,186         4,601,865         1,958,383
Class C                                                                              1,889,520            81,113            49,978

===================================================================================================================================
NET ASSETS
Total increase                                                                      18,609,361         7,148,387         7,215,392
-----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                 21,226,356        14,077,969         6,862,577
                                                                                   ------------------------------------------------
End of period (including overdistributed net investment income of $33,116,
$17,852 and $4, respectively)                                                      $39,835,717       $21,226,356       $14,077,969
                                                                                   ================================================

1. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.

See accompanying Notes to Financial Statements.

   11   Oppenheimer New Jersey Municipal Fund

====================
FINANCIAL HIGHLIGHTS

                                                 CLASS A                                    CLASS B
                                                 ---------------------------------------    ----------------------------------------

                                                                       YEAR ENDED           YEAR ENDED           YEAR ENDED
                                                 YEAR ENDED JULY 31,   DECEMBER 31,         JULY 31,             DECEMBER 31,
                                                 1997       1996(2)    1995      1994(3)    1997       1996(2)   1995      1994(3)
====================================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $11.10     $11.26     $10.41    $11.43     $11.09     $11.25    $10.40    $11.43
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .62        .36        .61       .49        .53        .31       .53       .41
Net realized and unrealized gain (loss)             .45       (.16)       .86     (1.02)       .46       (.16)      .86     (1.02)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                         1.07        .20       1.47      (.53)       .99        .15      1.39      (.61)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.61)      (.36)      (.61)     (.49)      (.53)      (.31)     (.53)     (.42)
Distributions from net realized gain               (.02)        --       (.01)       --       (.02)        --      (.01)       --
------------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (.63)      (.36)      (.62)     (.49)      (.55)      (.31)     (.54)     (.42)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $11.54     $11.10     $11.26    $10.41     $11.53     $11.09    $11.25    $10.40
                                                 ===================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)                9.99%      1.80%    14.42%    (4.63)%    9.18%      1.34%     13.59%    (5.39)%
------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $19,109    $11,354    $8,806    $3,877     $18,647    $9,740    $5,222    $2,986
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $14,072    $10,036    $6,504    $2,506     $13,278    $7,774    $4,080    $1,841
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              5.45%    5.49%(6)   5.51%     5.57%(6)   4.70%      4.70%     4.79%     4.76%(6)
Expenses, before reimbursement and voluntary
assumption by the Manager or Distributor(7)        1.08%    1.64%(6)   1.75%     1.46%(6)   1.83%      2.40%     2.49%     2.29%(6)
Expenses, net of reimbursement and voluntary
assumption by the Manager or Distributor           0.88%    0.97%(6)   0.80%     0.31%(6)   1.62%      1.74%     1.53%     1.14%(6)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                         11.9%    33.1%      7.4%      17.3%      11.9%      33.1%     7.4%      17.3%

1. For the period from August 29, 1995 (inception of offering) to December 31, 1995.
2. For the seven months ended July 31, 1996. The Fund changed its fiscal year end from December 31 to July 31.
3. For the period from March 1, 1994 (commencement of operations) to December 31, 1994.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

    12    Oppenheimer New Jersey Municipal Fund

================================
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                 CLASS C
                                                 ---------------------------------------
                                                                          PERIOD ENDED
                                                 YEAR ENDED JULY 31,        DECEMBER 31,
                                                 1997           1996(2)     1995(1)
========================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period             $11.09         $11.25      $11.01
----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .53            .30         .19
Net realized and unrealized gain (loss)             .45           (.16)        .25
----------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                          .98            .14         .44
----------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income               (.52)          (.30)       (.19)
Distributions from net realized gain               (.02)            --        (.01)
----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                                    (.54)          (.30)       (.20)
----------------------------------------------------------------------------------------
Net asset value, end of period                   $11.53         $11.09      $11.25
                                                 =======================================
========================================================================================
TOTAL RETURN, AT NET ASSET VALUE(4)                9.11%          1.29%       4.07%
========================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $2,080         $132           $50
--------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 747          $ 74            $3
--------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                              4.56%        4.66%        -- (5)
Expenses, before reimbursement and voluntary
assumption by the Manager or Distributor(7)        1.79%        2.48%        -- (5)
Expenses, net of reimbursement and voluntary
assumption by the Manager or Distributor           1.60%        1.81%        -- (5)
----------------------------------------------------------------------------------------
Portfolio turnover rate(8)                         11.9%        33.1%          7.4%

5.  Ratios during this period would not be indicative of future results.
6.  Annualized.
7. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended July 31, 1997 were $20,800,606 and $3,300,275, respectively.
See accompanying Notes to Financial Statements.


    13    Oppenheimer New Jersey Municipal Fund

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer New Jersey Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek as high a level of current income exempt from federal and New Jersey income taxes for individual investors as is available from municipal securities and that is consistent with preservation of capital. The Fund's investment adviser is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended July 31, 1997, a credit of $11,644 was made for the Fund's projected benefit obligations, and payments of $1,509 were made to retired trustees, resulting in an accumulated liability of $25,682 at July 31, 1997.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization on long-term bonds for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

During the year ended July 31, 1997, the Fund adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 1997, amounts have been reclassified to reflect an increase in overdistributed net investment income of $15,264. Accumulated net realized gain on investments was increased by the same amount.

    14    Oppenheimer New Jersey Municipal Fund

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities using the effective yield method, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. The Fund concentrates its investments in New Jersey and, therefore, may have more credit risks related to the economic conditions of New Jersey than a portfolio with a broader geographical diversification.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


2.       SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                YEAR ENDED JULY 31,             PERIOD ENDED JULY 31,          YEAR ENDED DECEMBER 31,
                                1997                            1996(2)                        1995(1)
                                SHARES         AMOUNT           SHARES        AMOUNT           SHARES         AMOUNT
     Class A:
     Sold                        837,412       $ 9,364,872       325,900      $3,619,573        491,477       $ 5,411,078
     Dividends reinvested         46,887           524,696        19,711         217,924         21,117           233,177
     Redeemed                   (251,097)       (2,806,897)     (104,674)     (1,165,009)      (102,930)       (1,138,220)
                                ---------      ------------     ---------     -----------      ---------      ------------
     Net increase                633,202       $ 7,082,671       240,937      $2,672,488        409,664       $ 4,506,035
                                =========      ============     =========     ===========      =========      ============

     Class B:
     Sold                        837,497       $ 9,367,955       458,042      $5,089,081        257,922       $ 2,845,886
     Dividends reinvested         36,119           404,040        12,354         136,326         11,729           129,351
     Redeemed                   (134,448)       (1,502,809)      (56,298)       (623,542)       (92,736)       (1,016,854)
                                ---------      ------------     ---------     -----------      ---------      ------------
     Net increase                739,168       $ 8,269,186       414,098      $4,601,865        176,915       $ 1,958,383
                                =========      ============     =========     ===========      =========      ============

     Class C:
     Sold                        185,940       $ 2,083,594        11,763      $  130,464          4,551       $    51,000
     Dividends reinvested          2,216            24,849           144           1,592             --                --
     Redeemed                    (19,626)         (218,923)       (4,501)        (50,943)           (91)           (1,022)
                                ---------      ------------     ---------     -----------      ---------      ------------
     Net increase                168,530       $ 1,889,520         7,406      $   81,113          4,460       $    49,978
                                =========      ============     =========     ===========      =========      ============

     1. For the year ended December 31, 1995 for Class A and Class B shares, and for the period from August 29, 1995 (inception of offering), to December 31, 1995, for Class C shares.
     2. The Fund changed its fiscal year end from December 31 to July 31.

3.   UNREALIZED GAINS AND LOSSES ON INVESTMENTS
At July 31, 1997, net unrealized appreciation on investments of $1,447,700 was composed of gross appreciation of $1,579,868, and gross depreciation of $132,168.

4.   MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.60% on the first $200 million of average annual net assets, 0.55% on the next $100 million, 0.50% on the next $200 million, 0.45% on the next $250 million, 0.40% on the next $250 million and 0.35% on average annual net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume Fund expenses to the level needed to maintain a stable dividend.

    15    Oppenheimer New Jersey Municipal Fund

For the year ended July 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $229,892, of which $42,671 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $359,680 and $16,662, respectively, of which $3,320 and $1,019 was paid to an affiliated broker/dealer for Class B and Class C shares, respectively. During the year ended July 31, 1997, OFDI received contingent deferred sales charges of $28,809 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% (voluntarily reduced to 0.15% by the Fund's Board) of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintaining accounts of their customers that hold Class A shares.

The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares. OFDI also receives a service fee that may not exceed 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended July 31, 1997, OFDI retained $110,009 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of July 31, 1997, OFDI had incurred unreimbursed expenses of $673,463 for Class B.

The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee that may not exceed 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended July 31, 1997, OFDI retained $6,322 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of July 31, 1997, OFDI had incurred unreimbursed expenses of $28,927 for Class C.

5.   FUTURES CONTRACTS
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates or for purposes of duration management. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than buying fixed income securities.



    16    Oppenheimer New Jersey Municipal Fund

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Risk of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At July 31, 1997, the Fund had outstanding futures contracts to purchase debt securities as follows:

                                                              Number of                 Valuation as of       Unrealized
                                      Expiration Date         Futures Contracts         July 31, 1997         Appreciation
     ---------------------------------------------------------------------------------------------------------------------
     U.S. Treasury Bonds                    9/97                      40                  $4,670,000             $35,938


    17    Oppenheimer New Jersey Municipal Fund

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of Oppenheimer New Jersey Municipal Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer New Jersey Municipal Fund (formerly Oppenheimer New Jersey Tax-Exempt Fund) (a series of Oppenheimer Multi-State Municipal Trust) as of July 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, the seven-month period ended July 31, 1996 and the year ended December 31, 1995, and the financial highlights for the year ended July 31, 1997, the seven-month period ended July 31, 1996, the year ended December 31, 1995 and the period from March 1, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New Jersey Municipal Fund as of July 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year ended July 31, 1997, the seven-month period ended July 31, 1996, and the year ended December 31, 1995, and the financial highlights for the year ended July 31, 1997, the seven-month period ended July 31, 1996, the year ended December 31, 1995 and the period from March 1, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.




KPMG PEAT MARWICK LLP

Denver, Colorado
August 21, 1997


    18    Oppenheimer New Jersey Municipal Fund

FEDERAL INCOME TAX INFORMATION (Unaudited)

In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

None of the dividends paid by the Fund during the fiscal year ended July 31, 1997 are eligible for the corporate dividend- received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.


    19    Oppenheimer New Jersey Municipal Fund

OPPENHEIMER NEW JERSEY MUNICIPAL FUND
A Series of Oppenheimer Multi-State Municipal Trust


OFFICERS AND TRUSTEES           Leon Levy, Chairman of the Board of Trustees
                                Donald W. Spiro, Vice Chairman of the Board of
                                   Trustees
                                Bridget A. Macaskill, Trustee and President
                                Robert G. Galli, Trustee
                                Benjamin Lipstein, Trustee
                                Elizabeth B. Moynihan, Trustee
                                Kenneth A. Randall, Trustee
                                Edward V. Regan, Trustee
                                Russell S. Reynolds, Jr., Trustee
                                Pauline Trigere, Trustee
                                Clayton K. Yeutter, Trustee
                                Caryn R. Halbrecht, Vice President
                                George C. Bowen, Treasurer
                                Robert J. Bishop, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
                                Andrew J. Donohue, Secretary
                                Robert G. Zack, Assistant Secretary

INVESTMENT ADVISER              OppenheimerFunds, Inc.

DISTRIBUTOR                     OppenheimerFunds Distributor, Inc.

TRANSFER AND                    OppenheimerFunds Services
SHAREHOLDER SERVICING
AGENT

CUSTODIAN OF                    Citibank, N.A.
PORTFOLIO SECURITIES

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP

LEGAL COUNSEL                   Gordon Altman Butowsky Weitzen Shalov & Wein



This is a copy of a report to shareholders of Oppenheimer New Jersey Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer New Jersey Municipal Fund. For material information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

    20    Oppenheimer New Jersey Municipal Fund

[BACK COVER}

INTERNET
24-hr access to account information
------------------------
www.oppenheimerfunds.com
------------------------

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET
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1-800-525-7048
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ACCOUNT TRANSACTIONS
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET
--------------
1-800-852-8457
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PHONELINK
24 hr automated information
and automated transactions
--------------
1-800-533-3310
--------------

TELECOMMUNICATIONS DEVICE FOR
THE DEAF (TDD)
Mon-Fri 8:30am-2pm ET
--------------
1-800-843-4461
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OPPENHEIMERFUNDS INFORMATION
HOTLINE
24 hours a day, timely and insightful
messages on the economy and issues
that affect your investments
--------------
1-800-835-3104
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INFORMATION and services
------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.
     And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
     When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.
     For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.
     You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.
     So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.


[LOGO] OPPENHEIMERFUNDS/SM/
       Distributor, Inc.